EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the proposed Transaction.

The unaudited pro forma condensed combined balance sheet information as of September 30, 2023, is based upon and derived from the unaudited historical financial information of Renovaro and GEDi Cube and gives effect to the Transaction as if such acquisition had occurred on July 1, 2023.

The unaudited pro forma condensed combined statements of operations for the twelve months ended June 30, 2023, combines the historical audited consolidated statement of operations of Renovaro for the twelve months ended June 30, 2023, with GEDi Cube’s unaudited financial results for the twelve months ended June 30, 2023, and give effect to the Transaction as if it occurred on July 1, 2022. Renovaro and GEDi Cube have different fiscal years. Renovaro’s fiscal year ends on June 30, whereas GEDi Cube’s ends on December 31. GEDi Cube’s unaudited financial results for the twelve months ended June 30, 2023, have been derived from (i) its unaudited statement of operations for the six months ended June 30, 2023, and (ii) its audited statement of operations for the year ended December 31, 2022 removing its results of operations for the six months ended June 30, 2022 derived from its unaudited statement of operations for the six months ended June 30, 2022. In addition, the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2023, are also based upon and derived from the historical financial information of Grace Systems BV or Grace (Predecessor), which was acquired by GEDi Cube (Successor) on August 24, 2023, and give effect to the Grace acquisition as if it occurred on July 1, 2022.

The unaudited pro forma condensed combined statements of operations for the three months ended September 30, 2023, combines the historical unaudited consolidated statement of operations of Renovaro for the three months ended September 30, 2023, with GEDi Cube’s unaudited financial results for the three months ended September 30, 2023.

The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with:

●	Renovaro’s audited consolidated financial statements and accompanying notes as of and for the year ended June 30, 2023, as contained in its Annual Report on Form 10-K filed on October 2, 2023, with the SEC.

●	Renovaro’s unaudited condensed consolidated financial statements and accompanying notes as of and for the three-month period ended September 30, 2023, as contained in its Quarterly Report on Form 10-Q filed on November 14, 2023, with the SEC.

●	GEDi Cube’s Predecessor’s audited consolidated financial statements and accompanying notes as of and for the years ended December 31, 2021, and 2022, and the Predecessor’s unaudited consolidated financial statements and the accompanying notes for the year ended June 30, 2023, included elsewhere in this proxy statement/prospectus;

●	GEDi Cube’s unaudited condensed consolidated financial statements and accompanying notes as of and for the three months ended September 30, 2023, included elsewhere in this proxy statement/prospectus;

Additional information about the basis of presentation of this information is provided in Note 1 hereto.

The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Transaction had been completed as of the dates set forth above, nor is it indicative of the future results or financial position of the combined company. In connection with the pro forma financial information, Renovaro allocated the purchase price using its best estimates of fair value (using a 10-day volume-weighted average price preceding December 10, 2023). The closing price will be used on the date of acquisition. Accordingly, the pro forma Transaction price adjustments are preliminary and subject to further adjustments as additional information becomes available and as additional analyses are performed. The unaudited pro forma condensed combined financial information also does not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies, or cost savings that may result from the Transaction or any integration costs. The unaudited pro forma condensed combined statements of operations do not reflect certain amounts resulting from the Transaction that were determined to be of a non-recurring nature.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of Regulation S-X. Renovaro has accounted for the Transaction using the acquisition method of accounting, in accordance with FASB Accounting Standards Codification, or ASC, Topic 805 “Business Combinations”, or ASC 805. Renovaro preliminarily determined that the Transaction constitutes a business combination.

After the closing of the Transaction, Renovaro will complete the valuations necessary to finalize the required purchase price allocation based upon the fair market values as of the actual closing date of the Transaction, at which time the final allocation of the purchase price will be determined. The pro forma financial information contained in this joint proxy statement/prospectus is also based upon certain assumptions with respect to the number of shares of Renovaro common stock to be issued to GEDi Cube shareholders at the closing of the Transaction. Differences between preliminary estimates in the pro forma financial information presented herein and the final acquisition accounting will occur and could have a material impact on the pro forma financial information. In this regard, differences between those preliminary estimates and the number of shares of Renovaro common stock ultimately issued to GEDi Cube shareholders at closing of the Transaction would result in changes to various components of the unaudited pro forma condensed combined balance sheet, including intangible assets, common stock and additional paid-in capital, and various components of the unaudited pro forma condensed combined statements of operations, including net loss per share and weighted-average shares used in computing net loss per share.

The unaudited pro forma condensed combined financial information has been prepared by Renovaro in accordance with SEC Regulation S-X Article 11 and is not necessarily indicative of the condensed combined financial position or results of operations that would have been realized had the Transaction been completed as of the dates indicated above, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that Renovaro will experience after the Transaction is completed. In addition, the accompanying unaudited pro forma condensed combined statements of operations do not include any pro forma adjustments to reflect expected cost savings or restructuring actions which may be achievable or the impact of any non-recurring expenses and one-time transaction-related costs that may be incurred as a result of the Transaction.

The Transaction and Effective Time of the Transaction

The Stock Purchase Agreement provides that, at the Effective Time, the Sellers will sell and transfer to Renovaro, and Renovaro will purchase and acquire from the Sellers all of the GEDi Cube Shares owned by the Sellers that are issued and outstanding as of immediately prior to the Effective Time in exchange for the Exchange Consideration, as described below. The Closing will occur as soon as practicable but no later than three (3) business days after the satisfaction or waiver of the last to be fulfilled of the closing conditions set forth in the Stock Purchase Agreement or at such other date and place as Renovaro, GEDi Cube, and the Sellers may agree to in writing. The Transaction will be deemed effective as of the closing of business on the Closing Date (which is referred to herein as the “Effective Time”). Renovaro expects that the Closing will take place during the first half of 2024, subject to satisfying the closing conditions set forth in the Stock Purchase Agreement, including the approval by Renovaro’s stockholders of the Share Issuance Proposal and the Authorized Share Proposal. Because the Closing is subject to such conditions, Renovaro cannot predict if or exactly when the Closing will occur.

Exchange Consideration

If the Transaction is consummated, in exchange for the sale and transfer of the issued and outstanding GEDi Cube Shares to Renovaro, the Sellers shall become entitled to receive from Renovaro (i) an aggregate number of shares of Common Stock equal to a specified percentage of the shares of Common Stock issued and outstanding as of the Effective Time (minus (a) 1 million shares of Common Stock issued to a consultant assisting with the Transaction and (b) 1 million shares of Common Stock issued to Avram Miller prior to the Closing pursuant to the Miller Consulting Agreement), which percentage shall be a ratio of the aggregate number of GEDi Cube Shares owned by the Sellers divided by the aggregate number of GEDi Cube Shares issued and outstanding, in each case, as of the Effective Time (which is referred to herein as the “Closing Consideration”), and (ii) earn-out shares of Common Stock to be issued pro rata to the Sellers upon the exercise or conversion of any of Renovaro’s derivative securities (subject to certain exceptions) which are outstanding at the Effective Time (which is referred to herein as the “Earnout Shares” and, together with the Closing Consideration, the “Exchange Consideration”). The aggregate number of Earnout Shares to be issued to the Sellers will be equal to a percentage of the shares of Common Stock issued upon exercise or conversion of Renovaro’s derivative securities, which percentage shall be a ratio of the aggregate number of GEDi Cube Shares owned by the Sellers divided by the aggregate number of GEDi Cube Shares issued and outstanding, in each case, as of the Effective Time. Each Seller will receive its pro rata portion of the Exchange Consideration based on such Seller’s pro rata ownership of the GEDi Cube Shares transferred to Renovaro.

Table 1 – Earnout Share Breakdown:	Amount
Estimated Conversion of 561,010 Preferred Shares at a 10:1 ratio	5,610,100
Estimated outstanding warrants at the closing date	5,827,407
Estimated Stock options outstanding at closing date	5,130,110
Estimated Common Stock issuance related to Convertible Notes	598,014
Estimated Earnout Shares related to outstanding Renovaro Derivatives	17,165,631

Table 2 – Estimated Exchange Consideration	Amount
GEDi Cube Common Stock outstanding as of September 30, 2023	2,157
Estimated total GEDi Cube Common Stock	2,157
Exchange ratio	38,174
Estimated Closing Consideration	65,224,089
Estimated Earnout Shares (see Table 1 above)	17,165,631
Estimated Renovaro Common Stock to be issued	82,389,720
Estimated closing price (10-day average VWAP[1])	$3.34
Estimated Exchange Consideration	$275,181,665

[1] The estimated closing price was calculated using a 10-day Volume Weighted Average Price (VWAP) for Renovaro that preceded December 10, 2023. On the acquisition date, the closing price of the Renovaro shares.

Accounting for the Transaction

The Transaction is expected to be accounted for as a business combination using the acquisition method with Renovaro as the accounting acquirer in accordance with ASC 805. Under this method of accounting, the Transaction consideration will be allocated to GEDi Cube’s assets acquired and liabilities assumed based on their estimated fair values at the date of completion of the Transaction, which is expected to close in the first half of 2024. The process of valuing the net assets of GEDi Cube immediately prior to the Transaction, as well as evaluating accounting policies for conformity, is preliminary.

In addition, the acquisition method of accounting requires the acquirer to recognize the consideration transferred at fair value. Because this is an all-stock transaction, the fair value of the Transaction consideration fluctuates with changes in the market price of Renovaro. That consideration is fixed on the date of completion of the Transaction. Any differences between the estimated fair value of the Transaction consideration and the estimated fair value of the assets acquired and liabilities assumed will be recorded as goodwill. Alternatively, any excess of the estimated fair value of such assets and liabilities over the Transaction consideration would be recorded as bargain purchase gain. Accordingly, the Transaction consideration allocation and related adjustments reflected in this unaudited pro forma condensed combined financial information are preliminary and subject to revision based on a final determination of fair value. Refer to Note 1, “Basis of Presentation” for more information.

As a result of the foregoing, the unaudited pro forma condensed combined financial information is based on the preliminary information available and management’s preliminary valuation of the fair value of tangible and intangible assets acquired and liabilities assumed and the preliminary value of the consideration transferred. The actual accounting may vary based on final analyses of the valuation of assets acquired and liabilities assumed, particularly in regard to indefinite-lived intangible assets, which could be material. Renovaro will finalize the accounting for the Transaction as soon as practicable within the measurement period in accordance with ASC 805 but in no event later than one year from the closing of the Transaction.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2023

	Renovaro Biosciences Inc.	GEDi Cube Intl Ltd
	September 30,	September 30,
	2023	2023	Adjustments	Notes	Pro-Forma Combined
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$523,474	$359,840			883,314
Notes receivable	1,057,875	—	(1,057,875)	[A]	—
Prepaids and other assets	324,966	131,585			456,551
Total Current Assets	1,906,315	491,425	(1,057,875)		1,339,865

Property and equipment, net	482,510	15,355	—		497,865

OTHER ASSETS:
Definite life intangible assets, net	37,641	—			37,641
Indefinite life intangible assets	42,611,000	—	218,010,768	[B]	317,795,928
			57,174,160	[B]

Goodwill	11,640,000	—			11,640,000
Deposits and other assets	21,742	—			21,742
Operating lease right-of-use assets	863,598	651,931			1,515,529
Total Other Assets	55,173,981	651,931	275,184,928		331,010,840

TOTAL ASSETS	$57,562,806	$1,158,711	274,127,053		332,848,570

LIABILITIES
CURRENT LIABILITIES:
Accounts payable – trade	$5,421,126	$97,967			5,519,093
Accrued expenses	797,778	571,124			1,368,902
Other current liabilities	—	—	—		—
Current portion of operating lease liabilities	214,061	262,586			476,647
Notes payable, net	2,909,987	1,057,376	(1,057,376)	[A]	2,909,987
Convertible notes payable	752,741	—			752,741.0
Total Current Liabilities	10,095,693	1,989,053	(1,057,376)		11,027,370

NON-CURRENT LIABILITIES:

Contingent Consideration	—	—	57,174,160	[B]	57,174,160
Operating lease liabilities, net of current portion	720,801	389,345			1,110,146
Total Non-Current Liabilities	720,801	389,345	57,174,160		58,284,306
Total Liabilities	10,816,494	2,378,398	56,116,784		69,311,676

Commitments and Contingencies	—	—	—		—

STOCKHOLDERS’ EQUITY:
Preferred stock	56	—	—		56
Common Stock	6,571	2,634	19,251	[B][D]	28,456
Additional paid-in capital	300,008,449	(2,634)	219,093,536	[B][D]	519,099,351
Accumulated deficit	(253,204,281)	(1,219,687)	(1,102,019)	[B][C][D]	(252,525,987)
Accumulated other comprehensive loss	(64,483)	—	(499)	[A]	(64,982)
Total Stockholders’ Equity	46,746,312	(1,219,687)	218,010,269		263,536,894

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$57,562,806	$1,158,711	274,127,053		332,848,570

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2023

	(Audited)	(Unaudited)	(Unaudited)		(Unaudited)
	Renovaro Biosciences Inc.	GEDi Cube Intl Ltd	Adjustments	Notes	Combined
Operating Expenses
General and administrative	$15,318,198	$616,092	$2,364,562	[C][D]	$18,298,852
Research and development	4,165,197	—			4,165,197
Indefinite life intangible assets impairment charge	18,960,000	—			18,960,000
Depreciation and amortization	113,496	10,231			123,727
Total Operating Expenses	38,556,891	626,323	2,364,562		41,547,776
LOSS FROM OPERATIONS	(38,556,891)	(626,323)	(2,364,562)		(41,547,776)

Other Income (Expenses)
Loss on extinguishment of contingent consideration liability	(419,182)	—			(419,182)
Change in fair value of contingent consideration	—	—			—
Interest expense	(580,344)	—			(580,344)
Gain (loss) on foreign currency transactions	(1,019)	—			(1,019)
Interest income and other income (expense)	(126,620)	184,636			58,016
Total Other Income (Expenses)	(1,127,165)	184,636	—		(942,529)

Loss Before Income Taxes	(39,684,056)	(441,687)	(2,364,562)		(42,490,305)

Income Tax (Expense) Benefit	—	—	—		—

NET LOSS	$(39,684,056)	$(441,687)	$(2,364,562)		$(42,490,305)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.71)	$(3,681)			$(0.35)

WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING - BASIC AND DILUTED	56,265,362	120			121,310,755

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three Months Ended September 30, 2023

	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
	Renovaro Biosciences Inc.	GEDi Cube Intl Ltd	Adjustments	Notes	Combined
Operating Expenses
General and administrative	$8,290,210	$710,564	$2,717,144	[C][D]	$11,717,918
Research and development	566,644	505,391	—		1,072,035
Depreciation and amortization	27,260	432	—		27,692
Total Operating Expenses	8,884,114	1,216,387	2,717,144		12,817,6455
LOSS FROM OPERATIONS	(8,884,114)	(1,216,387)	2,717,144		(12,817,645)

Other Income (Expenses)
Loss on extinguishment of debt	(120,018)	—	—		(120,018)
Loss on extinguishment of contingent consideration liability	—	—	—		—
Interest expense	(179,271)	(7,996)	7,875	[A]	(179,392)
Interest income and other income (expense)	8,375	(29,897)	(7,875)	[A]	(29,397)
Total Other Income (Expenses)	(290,914)	(37,893)	—		(328,807)

Loss Before Income Taxes	(9,175,028)	(1,254,280)	(2,717,144)		(13,146,452)

Income Tax (Expense) Benefit	—	—	—		—

NET LOSS	$(9,175,028)	$(1,254,280)	$(2,717,144)		$(13,146,452)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.14)	$(581.49)			$(0.10)

WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING - BASIC AND DILUTED	64,480,753	2,157			129,704,842

See notes to unaudited pro forma condensed combined financial statements

1.	Basis of Presentation

The historical consolidated financial information of Renovaro has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to pro forma events that are (i) directly attributable to the Transaction, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations and comprehensive loss, are expected to have a continuing impact on the results of operations.

The unaudited pro forma condensed combined financial statements were prepared in accordance with the regulations of the SEC and are intended to show how the Transaction might have affected the historical financial statements. The unaudited pro forma condensed combined financial information set forth herein is based upon the unaudited historical consolidated financial statements of Renovaro and GEDi Cube. The unaudited pro forma condensed combined financial statements is presented as if the Transaction had been completed on September 30, 2023, with respect to the unaudited pro forma condensed combined balance sheet as of September 30, 2023, and as of July 1, 2022, with respect to the unaudited pro forma condensed combined statements of operations for the twelve months ended June 30, 2023 and the three months ended September 30, 2023 for the Transaction.

Renovaro’s combined financial information has been prepared in accordance with Generally Accepted Accounting Principles in the United States, or GAAP, as issued by the Financial Accounting Standards Board, or FASB. GEDi Cube’s financial information has been historically prepared in accordance with GAAP.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the Transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the Transaction. To the extent there are significant changes to the combined company’s business following the completion of the Transaction, the assumptions and estimates set forth in the unaudited pro forma condensed combined financial statements could change significantly.

Renovaro determined the Transaction constitutes a business combination and is accounting for the Transaction using the acquisition method.

2.	Pro Forma Adjustments

The unaudited pro forma adjustments included in the unaudited pro forma condensed combined financial statements are based on preliminary estimates that may change significantly as additional information is obtained. are as follows:

A.	The elimination of intercompany Notes and related interest income and expense between Renovaro GEDi Cube.

B.	To record the 100% acquisition of GEDi Cube through the issuance of 65,224,089 shares of common stock at the estimated $3.34 per share price and establish contingent consideration for potential Earnout Shares of 17,165,631 common shares (see Table 1 for details) at the estimated share price of $3.34, and to eliminate the net stockholders’ equity accounts of GEDi Cube prior to the acquisition.

C.	To eliminate management fees paid by GEDi Cube that are not being carried forward to the combined company.

D.	To record one-time consulting fees of $2.760,000 related to the Transaction that was paid in shares at 10/23/2023 closing price of $2.76.